UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2022

BIG 5 SPORTING GOODS CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-49850	95-4388794
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 East El Segundo Boulevard, El Segundo, California	90245
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (310) 536-0611

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BGFV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Annual Meeting of Stockholders of Big 5 Sporting Goods Corporation (the “Company”) held on June 8, 2022 (the “Annual Meeting”), the Company’s stockholders approved the amendment and restatement of the Company’s 2019 Equity Incentive Plan (“2019 Equity Plan”), to increase the number of shares available for grant under the 2019 Equity Plan by 3,300,000 and to implement certain technical enhancements and updates to the 2019 Equity Plan.

A summary of the 2019 Equity Plan and the amendments adopted at the Annual Meeting is contained in the Company’s definitive proxy statement on Schedule 14A (filed with the Securities and Exchange Commission on April 26, 2022) in connection with the Annual Meeting (“Proxy Statement”) under the heading “Proposal No. 4 - Approval of Amended and Restated 2019 Equity Incentive Plan” and is incorporated herein by reference. The foregoing summary is not intended to be complete and is qualified in its entirety by reference to the full text of the 2019 Equity Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the following matters were submitted to the vote of the stockholders, with the results of voting on each such matter as set forth below.

1.    The Company’s stockholders approved a proposal to re-elect the following two Class B directors to the Company’s Board of Directors, each to hold office until the 2025 annual meeting of stockholders (and until each such director’s successor shall have been duly elected and qualified), with voting results as follows:

	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
Lily W. Chang	7,243,507	295,528	93,524	5,751,016
Van B. Honeycutt	7,095,265	415,205	122,089	5,751,016

2.    The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as described in the Company’s Proxy Statement, with voting results as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
6,202,558	844,889	585,112	5,751,016

3.    The Company’s stockholders approved a proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2022, with voting results as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
13,084,877	146,498	152,200	—

4.    The Company’s stockholders approved the amendment and restatement of the Company’s 2019 Equity Incentive Plan, with voting results as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
5,488,518	1,963,965	180,076	5,751,016

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	2019 Equity Incentive Plan of Big 5 Sporting Goods Corporation as Amended and Restated as of April 14, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG 5 SPORTING GOODS CORPORATION (Registrant)

Date: June 13, 2022

/s/ Barry D. Emerson
Barry D. Emerson
Executive Vice President, Chief Financial Officer and Treasurer